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							EXHIBIT 10.4

                        SUPPLEMENTAL GUARANTY AGREEMENT


        THIS SUPPLEMENTAL GUARANTY AGREEMENT ("the "Guaranty"), dated as of December 30, 1993, is by and between McDonnell Douglas Corporation, a Maryland corporation (hereinafter called the "Guarantor"), and McDonnell Douglas Finance Corporation, a Delaware corporation (hereinafter called "MDFC").

                             W I T N E S S E T H :

        WHEREAS, the Guarantor has previously provided the guaranties listed on Exhibit A hereto, covering some of the lease or financing agreements between Continental Airlines, Inc. ("Continental") and MDFC; and

        WHEREAS, the parties deem it to be in their mutual best interest to supplement such existing guaranties in order to safeguard MDFC against a default affecting MDFC's entire Continental portfolio;

        NOW, THEREFORE, in consideration of the premises and for valuable consideration both parties hereto hereby agree as follows:

        1. Upon the occurrence of a material default by Continental under any of the agreements between Continental (or its affiliates or trustees) and MDFC (or its affiliates and trustees) listed on Exhibit B hereto (the "Continental Agreements") under circumstances (such as a Continental bankruptcy) which lead MDFC to reasonably conclude that it has incurred or is likely to incur a loss on its Continental portfolio, MDFC shall promptly estimate and inform Guarantor of the net fair market value, taking into account the guaranties listed in Exhibit A, of MDFC's interest in the Continental Agreements. Such estimate shall be accompanied by a copy of MDFC's calculations and other pertinent information demonstrating to MDC's reasonable satisfaction the basis utilized by MDFC in arriving at such estimated value. If such estimated value is less than the net asset value of the Continental Agreements on MDFC's books, Guarantor shall, within 30 days of written demand, pay to MDFC the full amount of such loss (the "Total Portfolio Loss"); provided, however, that the liability of Guarantor for the Total Portfolio Loss under this Section 1 shall be limited to an aggregate amount equal to $15,000,000.

        2. Until all the assets covered by the Continental Agreements have been disposed of, after the end of each calendar quarter following payment of the Total Portfolio Loss, MDFC will recalculate the Total Portfolio Loss taking into account (a) any changes in the estimated fair market value of MDFC's interest in any of the Continental Agreements,
   (b) the amount by which any net proceeds received or receivable by MDFC from the remarketing of any repossessed equipment covered by any Continental Agreement (together with any proceeds of a guaranty listed on Exhibit A with respect to such equipment) exceeds or is less than MDFC's estimated value of such equipment incorporated in any prior calculation of the Total Portfolio Loss and (c) any recoveries from Continental, and furnish the Guarantor with a copy of such recalculation. Within 30 days of receipt of any such recalculation the Guarantor shall (subject to the
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   limit in Section 1) pay to MDFC the amount of any increase in the Total
   Portfolio Loss or, as the case may be, MDFC shall refund to Guarantor the amount of any decrease in the Total Portfolio Loss.

        3. If no Event of Default under any Continental Agreement has occurred and is continuing, MDFC may enter into payment deferral arrangements with Continental without limiting Guarantor's liability hereunder and without Guarantor's consent. If a material Event of Default has occurred and is continuing under any Continental Agreement which could lead to a Total Portfolio Loss, MDFC shall not consent to any deferral arrangement with Continental without the consent of Guarantor. If Guarantor consents to any such deferral, it shall pay MDFC the amount of all deferred payments when such amounts would have been due but for the granting of the deferral. Only the portion of such payments of deferred amounts allocable to principal shall be deemed to reduce the amount of Guarantor's total liability under Section 1.

        4. The obligations hereunder of Guarantor shall remain in full force and effect without regard to, and shall not be impaired or affected by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Continental, or
   (b) any repudiation or disaffirmance of any Continental Agreement by any trustee in bankruptcy of Continental.

        5. This Guaranty shall remain in full force and effect until payment in full of all sums payable, and the full and complete performance and discharge of all covenants, agreements and obligations to be performed or discharged by Guarantor hereunder; provided, however, that this Guaranty shall terminate on March 31, 1996 unless (a) an Event of Default which could result in a Total Portfolio Loss has occurred and is continuing under any Continental Agreement on such date or (b) the parties agree that MDFC's exposure on its Continental portfolio justifies a continuation of all or a portion of this Guaranty. Guarantor agrees that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if any payment of any sum hereby guaranteed is rescinded or must be otherwise restored or returned by MDFC upon the insolvency, bankruptcy or reorganization of Continental, all as though such payment had not been made.

        6. This Guaranty contains all of the agreements of Guarantor and MDFC in connection with the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings or inducements, oral or written, except as expressly stated herein. Notwithstanding the immediately preceding sentence, the guaranty agreements described in Exhibit A shall continue in full force and effect and nothing in this Guaranty shall be construed as limiting such guaranty agreements. The terms of this Guaranty may not be changed orally but only by agreement in writing, duly executed on behalf of Guarantor and MDFC.
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        7.   At the end of each calendar quarter commencing in 1994 and so long as this Guaranty remains in effect, MDFC will pay to the Guarantor a guaranty fee in an amount equal to $45,000. Such guaranty fee shall cease to be payable at the time a payment becomes due under this Guaranty. At the end of each calendar quarter MDFC shall have the option to terminate or reduce the maximum coverage set forth in Section 1 of this Guaranty (with a proportionate reduction in future guaranty fees). Any such voluntary reduction by MDFC shall be permanent for purposes of this Guaranty.


   MCDONNELL DOUGLAS FINANCE          MCDONNELL DOUGLAS CORPORATION
   CORPORATION


   By:___________________________     By:___________________________

   Its:__________________________     Its:__________________________
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                                  EXHIBIT "A"
                                       TO
                        SUPPLEMENTAL GUARANTY AGREEMENT

                          GUARANTIES FROM MDC TO MDFC
            COVERING LEASE AGREEMENTS BETWEEN MDFC AND CONTINENTAL:




                                     SERIAL NO. OF   REGIS. NO. OF
        TYPE OF        GUARANTY          LEASED          LEASED
       AGREEMENT         DATE           AIRCRAFT        AIRCRAFT
      Deficiency        9/2/83           49127           N10801
       Guaranty

      Deficiency        4/4/85           49250           N17812
       Guaranty



       GUARANTY FROM MDC TO MDFC LOAN CORPORATION COVERING SECURED NOTE:


        Guaranty from MDC to MDFC Loan Corporation, dated as of March 29, 1985, covering Continental's obligations under a secured note dated as of March 29, 1985 relating to Aircraft N12811.
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                                  EXHIBIT "B"
                                       TO
                        SUPPLEMENTAL GUARANTY AGREEMENT

    DESCRIPTION    DATE         PARTIES         A/C SER. NO.  A/C REG. NO.
    -------------  -------      -----------     ------------  ------------
    Deferral Note  Stip         MDFC/           47638 and     N19504 and
                   6/26/91      Continental     49250         N17812
                   Note
                   7/1/92

    Deferral Note  Stip         MDFC/           49127, 49441  N10801,
                   12/22/92     Continental     and 49439     N35836 and
                   Note                                       N18835
                   10/1/93

    Deferral Note  Stip         MDFC Loan       49265         N12811
                   12/22/92     Corporation/
                   Note         First
                   10/1/93      Security Bank
                                of Utah,
                                National
                                Association

    Deferral Note  Stip         Manufacturers   48073, 48074  N16883,
                   12/22/92     Hanover Trust   and 49635     N16884 and
                   Note         Company of                    N14839
                   10/1/93      California/
                                Continental

    Restructured   4/27/93      MDFC/           N/A           N/A
    NY Air Spares               Continental
    and Note from
    first Cont.
    Bankruptcy

    Secured Note   12/23/92     MDFC/           49122         N92874
                                Continental

    Secured Note   3/29/85      MDFC/Texas      49265         N12811
                                Air
                                Corporation

    Finance Lease  9/2/83       MDFC/New York   49127         N10801
                                Airlines,
                                Inc.
    Finance Lease  9/29/88      MDFC/           49635         N14839
                                Continental

    Finance Lease  4/4/85       MDFC/Texas      49250         N17812
                                Air
                                Corporation
    Finance Lease  5/28/74      MDFC/Texas      47638         N19504
                                International
                                Airlines,
                                Inc.
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    DESCRIPTION    DATE         PARTIES         A/C SER. NO.  A/C REG. NO.
    -------------  --------     --------------  ------------  ------------
    Finance Lease  11/12/86     Manufacturer's  48073         N16883
                                Hanover Trust
                                Company of
                                California/
                                New York
                                Airlines,
                                Inc.
    Finance Lease  11/12/86     Manufacturer's  48074         N16884
                                Hanover Trust
                                Company of
                                California/
                                New York
                                Airlines,
                                Inc.

    Finance Lease  12/8/86      MDFC/           49441         N35836
                                Continental
    Amended and    7/31/91      MDFC/           49439         N18835
    Restated                    Continental
    Lease
    Agreement